Applied UV, Inc.

Unaudited Pro Forma Condensed Combined Financial Information

Akida Acquisition

On February 8, 2021, Applied UV, Inc. (the “Company”) completed an Asset Purchase Agreement (“the Akida Agreement”) with Akida Holdings LLC (“Akida”) and its members, Simba Partners, LLC, JJH Holdings, LLC and Fakhruddin Holdings FZC (collectively, the “Sellers”), pursuant to which the Company purchased the Sellers’ air filtration business known as AiroCideTM by acquiring certain assets and liabilities of Akida.

Under the terms of the Akida Agreement, the Company paid $901,275 and issued 1,375,000 common shares of the Company as consideration for the Transaction.

KES and JJS Acquisition

On September 28, 2021, the Company and its wholly owned subsidiary SteriLumen, Inc. completed an Asset Purchase Agreement (the “KES Agreement”) with the combined entities consisting of JJS Technologies, LLC (“JJS”), a Georgia limited liability company, and KES Science & Technology, Inc. (“KES”), a Georgia corporation. On September 28, 2021 (the “Closing Date”) the transactions contemplated by the KES Agreement were completed.

As contemplated by the KES Agreement, the Company acquired substantially all of the assets of KES and JJS and assumed certain liabilities and contract obligations. The Company was also assigned contracts related to the supply chain management and sale of the Airocide™ system of air purification technologies, originally developed for NASA with assistance from the University of Wisconsin at Madison, that uses a combination of UV-C and a proprietary, titanium dioxide-based photocatalyst that has applications in the hospitality, hotel, healthcare, nursing homes, grocer, wine, commercial buildings, post-harvest, and retail sectors.

Pursuant to the KES Agreement, KES and JJS received (i) cash consideration in an amount equal to $4,300,000 and (ii) 300,000 shares of the Company’s common stock.

SAM Acquisition

On October 13, 2021, the Company completed an Asset Purchase Agreement (the “SAM Agreement”) with Old SAM Partners, LLC (“SAM”), formerly known as Scientific Air Management, LLC, a Florida limited liability company. Pursuant to the SAM Agreement, the Company acquired substantially all of the assets of SAM and assumed certain liabilities. The consideration paid by the Company pursuant to the SAM Agreement consists of (i) cash consideration in an amount equal to $9,500,000, less any prepayments actually received by SAM prior to the closing for customer orders that will have to be fulfilled by the Company, plus the aggregate amounts of any prepaid expenses of SAM related to the operations existing on the closing date; (ii) 200,000 shares of the Company UV, Inc’s common stock. If the volume weighted average price for the 20 trading days prior to the six-month anniversary of the closing are less than $10.00 per share, the Company shall pay SAM an amount in cash equal to the difference; (iii) 200,000 shares of the Company’s common stock which will vest March 31, 2023 if not previously cancelled due to certain EBITDA targets for 2021 and 2022.

Preferred Stock Offering

On July 13, 2021, the Company entered into an underwriting agreement with Ladenburg Thalmann & Co. Inc. as representative of the underwriters, related to the offering of 480,000 shares of the Company’s 10.5% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share, at a public offering price of $25.00 per share, which excludes 72,000 shares of Series A Cumulative Perpetual Preferred Stock that may be purchased by the

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Applied UV, Inc.

Unaudited Pro Forma Condensed Combined Financial Information

Preferred Stock Offering (continued)

Underwriters pursuant to their overallotment option granted to the Underwriters under the terms of the Underwriting Agreement. The Shares were offered and sold by the Company pursuant to the terms of the Underwriting Agreement and registered pursuant to the Company’s registration statement on (i) Form S-1, as amended, which was filed with the Securities and Exchange Commission and declared effective by the Commission on July 12, 2021 and (ii) the Company’s registration statement on Form S-1MEF, which was filed with the Commission on July 13, 2021 and declared effective upon filing. The closing of the offering for the Shares took place on July 16, 2021. The Shares have been approved for listing on Nasdaq under the trading symbol “AUVIP” and trading on Nasdaq began on July 14, 2021. On July 29, 2021, the Company issued a press release announcing that in connection with its previously announced public offering of its 10.5% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share, it had closed the exercise of the underwriter’s overallotment option of 72,000 shares at $25.00 per share. Aggregate gross proceeds including the exercise of the underwriter's overallotment option was $12,272,440 after deducting underwriting discounts and commissions and fees and other estimated offering expenses.

Pro forma Information

The following unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2021 gives effect to the KES Agreement and the SAM Agreement as if they had occurred on June 30, 2021. The following unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020 and the six months ended June 30, 2021 give effect to the KES Agreement, the SAM Agreement and the Akida Agreement as if they had occurred on January 1, 2020. The historical financial information is based on the Company’s audited and unaudited interim consolidated financial statements, KES and JJS audited and unaudited interim combined financial statements, SAM’s audited and unaudited interim financial statements and Akida’s audited and unaudited interim financial statements.

The unaudited pro forma condensed combined financial statements reflect management’s preliminary estimates of fair value of purchase price consideration and the fair values of tangible and intangible assets acquired and liabilities assumed in the acquisitions, with the remaining estimated purchase consideration recorded as goodwill. Independent valuation specialists have conducted analysis to assist management of the Company in determining the fair value of the assets acquired and liabilities assumed. the Company’s management is responsible for these third-party valuations. Since these unaudited pro forma condensed combined financial statements have been prepared based on preliminary estimates of the fair value of purchase consideration and fair values of assets acquired and liabilities assumed, the actual amounts to be reported in future filings may differ materially from the amounts used in the pro forma condensed combined financial statements.

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Applied UV, Inc.

Unaudited Pro Forma Condensed Combined Financial Information

Pro forma Information (Continued)

The unaudited pro forma condensed combined financial statements are presented for information purposes only, in accordance with Article 11 of Regulation S-X and are not intended to represent or to be indicative of the income or financial position that the Company would have reported had the acquisitions been completed as of the dates set forth in the unaudited pro forma condensed combined financial statements due to various factors. The unaudited pro forma condensed combined balance sheet does not purport to represent the future financial position of the Company and the unaudited pro forma condensed combined statements of operations do not purport to represent the future results of operations of the Company. Given the comparable fiscal periods of Akida, KES, and JJS differ by less than 93 days, as permitted by Regulation S-X, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 combines Akida’s condensed statement of operations for the year ended September 30, 2020 and KES and JJS condensed combined statement of operations for the year ended October 31, 2020 with the consolidated statement of operations of the Company for the year ended December 31, 2020. The unaudited pro forma condensed combined balance sheet as of June 30, 2021 combines KES and JJS condensed balance sheet as of July 31, 2021 with the consolidated condensed balance sheet of the Company as of June 30, 2021.

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Applied UV, Inc.

Unaudited Pro Forma Condensed Combined Financial Information

These unaudited pro forma condensed financial statements should be read in conjunction with the following:

·	The accompanying notes to the unaudited pro forma condensed financial statements.

·	The historical consolidated financial statements and accompanying notes of the Company included in the annual report on form 10-K for the year ended December 31, 2020.

·	The historical consolidated financial statements and accompanying notes of the Company included in the interim report on form 10-Q for the six months ended June 30, 2021.
·	The KES and JJS audited and unaudited combined financial statements included as Exhibit 99.1 in this Current Report on Form 8-K/A to which these unaudited pro forma condensed combined financial statements are attached.
·	The SAM audited and unaudited financial statements included as Exhibit 99.1 in the Current Report on Form 8-K/A filed on November 12, 2021 and related to the Company’s acquisition of SAM.
·	Akida’s audited consolidated financial statements and notes thereto for the years ended September 30, 2020 and 2019, included in Exhibit 99.1 to the Current Report on Form 8-K/A, filed with the SEC on February 11, 2021.

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Applied UV, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of June 30, 2021

		KES and		Transaction
	Applied	JSS	SAM	Accounting		Pro Forma
	Historical (1)	Historical	Historical	Adjustments	Notes	Combined
Assets
Current Assets:
Cash	$7,017,558	$—	$2,048,593	$(3,576,153)	A, B	$5,489,998
Vendor deposit	1,189,364	—	—	—		1,189,364
Accounts receivable, net of allowances	384,657	263,548	271,232	—		919,437
Inventory	592,117	622,359	428,266	—		1,642,742
Prepaid expenses and other current assets	242,451	74,178	—	—		316,629
Note receivable, related party	500,000	—	—	—		500,000
Total current assets	9,926,147	960,085	2,748,091	(3,576,153)		10,058,170

Machinery and equipment, net	198,883	347,510	1,982	(312,893)	B	253,482
Right of use asset	461,580	—	—	128,175	G	589,755
Other intangible assets, net	4,938,250	—	—	14,430,000	D	19,368,250
Goodwill	2,728,279	—	—	1,943,803	E	4,672,082
Patents, net	187,595	—	—	—		187,595
Notes receivable, related party	—	546,429	—	(546,429)	B	—
Notes receivable, stockholder	—	78,421	—	(78,421)	B	—
Other non-current assets	—	2,556	—	—		2,556
Total assets	$18,440,734	$1,935,001	$2,750,073	$11,988,082		$35,113,890

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable and accrued expenses	$1,062,330	$264,817	$48,724	$163,500		$1,539,371
Line of credit	—	111,650	—	(111,650)	B	—
Deferred revenue	1,745,424	—	—	—		1,745,424
Warrant liability	435,577	—	—	—		435,577
Capital lease obligations	6,648	—	—	—		6,648
Lease liability	160,568	—	—	32,975	G	193,543
Payroll protection program loan	296,827	—	—	—		296,827
Loan payable	67,500	65,657	—	(65,657)	B	67,500
Total Current Liabilities	3,774,874	442,124	48,724	19,168		4,284,890

Long-term Liabilities
Capital lease obligations	4,982	—	—	—		4,982
Loan payable	90,000	458,978	—	(458,978)	B	90,000
Lease liability	301,012	—	—	107,349	G	408,361
Total Liabilities	4,170,868	901,102	48,724	(332,461)		4,788,233

Stockholders’ Equity/Members’ Deficit
Series X preferred stock	1	—	—	—		1
Series A Cumulative Perpetual	—	—	—	55	A	55
Common stock	942	500	—	-450	A	992
Additional paid-in capital	19,659,197	—	—	16,231,335	A	35,890,532
Members’ equity	—	—	2,701,349	(2,701,349)	C	—
Treasury stock	—	(200,000)	—	200,000	C	—
Retained earnings (deficit)	(5,390,274)	1,233,399	—	(1,409,048)	C, F	(5,565,923)
Total Stockholders’ Equity/Members’ Equity	14,269,866	1,033,899	2,701,349	12,320,543		30,325,657
Total Liabilities and Stockholders’ Equity/Members’ Equity	$18,440,734	$1,935,001	2,750,073	$11,988,082		$35,113,890
(1)	Includes the balance sheet of Akida as the acquisition occurred on February 8, 2021.
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Applied UV, Inc.

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Year Ended December 31, 2020

					Transaction
	Applied	KES and JSS	SAM	Akida	Accounting		Pro Forma
	Historical	Historical	Historical	Historical	Adjustments	Notes	Combined
Net Sales	$5,732,734	$4,524,542	$9,125,928	$4,399,295	$—		$23,782,499
Cost of Goods Sold	4,723,398	2,045,800	3,286,395	2,855,282	—		12,910,875
Gross Profit	1,009,336	2,478,742	5,839,533	1,544,013	—		10,871,624

Research and development	310,672	—	—	—			310,672
Stock based compensation	687,505	—	—	—			687,505
Selling, general and administrative expenses	3,324,051	2,475,769	1,300,586	981,781	1,758,048	AA	9,840,235
Total Operating Expenses	4,322,228	2,475,769	1,300,586	981,781	1,758,048		10,838,412

Operating Income (Loss)	(3,312,892)	2,973	4,538,947	562,232	(1,758,048)		33,212

Other Income (Expense)
Interest expense	—	(40,701)	—	—	—		(40,701)
Other income	10,936	33,476	8	—	—		44,420
Total Other Income (Expense)	10,936	(7,225)	8	—	—		3,719

Income (Loss) Before Provision of Income Taxes	(3,301,956)	(4,252)	4,538,955	562,232	(1,758,048)		36,931

Provision for Income Taxes	66,854	16,747	—	—	—	BB	83,601

Net Income (Loss)	$(3,368,810)	$(20,999)	$4,538,955	$562,232	$(1,758,048)		$(46,670)

Basic and Diluted Loss) Per Common Share	$(0.59)						(0.01)

Weighted-average number of shares used in computing net income per share	5,733,591				500,000	CC	6,233,591

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Applied UV, Inc.

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Six Months Ended June 30, 2021

					Transaction
	Applied	KES and JSS	SAM	Akida	Accounting		Pro Forma
	Historical	Historical	Historical	Historical (2)	Adjustments	Notes	Combined
Net Sales	$4,196,935	$2,765,090	$2,988,132	$305,524			$10,255,681
Cost of Goods Sold	2,739,440	1,173,163	1,009,433	270,826			5,192,862
Gross Profit	1,457,495	1,591,927	1,978,699	34,698			5,062,819
Operating Expenses Research and development	53,408	—			—		53,408
Stock based compensation	676,341	—	950,000	—	—		1,626,341
Selling, general and administrative expenses	3,623,658	1,528,304	1,152,958	161,527	432,511	DD	6,898,958
Total Operating Expenses	4,353,407	1,528,304	2,102,958	161,527	432,511		8,578,707

Operating Income (Loss)	(2,895,912)	63,623	(124,259)	(126,829)	(432,511)		(3,515,888)

Other Income (Expense)
Change in fair market value of warrant liability	(300,452)	—	—	—	—		(300,452)
Other income	25,182	238,915	5	—	—		264,102
Total Other Income (Loss)	(275,270)	238,915	5	—	—		(36,350)

Income (Loss) Before Provision of Income Taxes	(3,171,182)	302,538	(124,259)	(126,829)	(432,511)		(3,552,238)

Provision for Income Taxes	—	—	—	—	—	EE	—

Net Income (Loss)	$(3,171,182)	$302,539	(124,254)	$(126,829)	(432,511)		$(3,552,238)

Basic and Diluted Earnings Per Common Share	$(0.35)						(0.37)

Weighted-average number of shares used in computing net income per share	9,102,677				500,000	FF	9,602,677

(2)	Includes the profit and loss activity of Akida from January 1, 2021 through February 8, 2021 (date of acquisition).
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Applied UV, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Information

Note 1. Basis of Pro Forma Presentation

The Pro Forma Combined Financial Information has been prepared assuming the Transaction is accounted for using the acquisition method of accounting with the Company as the acquiring entity and Akida, KES, JJS, and SAM as the acquirees. Under the acquisition method of accounting, the Company’s assets and liabilities will retain their carrying amounts while the assets acquired, and liabilities assumed of the acquirees will be recorded at their fair values measured as of the acquisition date. The excess of the purchase price over the estimated fair values of net assets acquired will be recorded as goodwill. The transaction accounting adjustments have been prepared as if the Transaction had taken place on June 30, 2021 in the case of the Condensed Combined Balance Sheet, and on January 1, 2020 in the case of the Combined Condensed Statements of Operations for the year ended December 31, 2020 and the six months ended June 30, 2021.

The transaction accounting adjustments represent management’s estimates based on information available as of the date of this filing and are subject to change as additional information becomes available and additional analyses are performed. The Pro Forma Condensed Combined Financial Information does not reflect possible adjustments related to restructuring or integration activities that have yet to be determined.

The accounting policies used in the preparation of the Pro Forma Condensed Combined Financial Information are those set out in the Company’s audited consolidated financial statements as of and for the year ended December 31, 2020.

Note 2. Preliminary Estimated Purchase Price Allocation

The following table sets forth a preliminary allocation of the estimated purchase consideration to the identifiable tangible and intangible assets acquired and liabilities assumed of KES and JJS based on KES and JJS’ June 30, 2021 balance sheet, with the excess recorded as goodwill.

Consideration paid:
Fair value of share consideration	$1,959,000
Cash consideration	4,300,000
Total estimated consideration	$6,259,000
Current assets	$960,085
Other non-current assets	2,556
Machinery and equipment	34,617
Intangible assets	4,570,000
Assumed liabilities	(264,817)
Total net assets acquired	5,302,441
Goodwill	$956,559

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Applied UV, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Information

Note 2. Preliminary Estimated Purchase Price Allocation (continued)

The following table sets forth a preliminary allocation of the estimated purchase consideration to the identifiable tangible and intangible assets acquired and liabilities assumed of SAM based on SAM’s June 30, 2021 balance sheet, with the excess recorded as goodwill.

Consideration paid:
Fair value of share consideration	$2,000,000
Cash consideration	9,500,000
Total estimated consideration	$11,500,000
Current assets	$699,498
Machinery and equipment	1,982
Intangible assets	9,860,000
Assumed liabilities	(48,724)
Total net assets acquired	10,512,756
Goodwill	$987,244

The allocation of the estimated purchase consideration to the identifiable tangible and intangible assets acquired and liabilities assumed of Akida is included in the Company balance sheet as of June 30, 2021 as the transaction occurred on February 8, 2021.

Note 3. Transaction Adjustments

Transaction adjustments are necessary to reflect the acquisition consideration exchanged and to adjust amounts related to the tangible and intangible assets and liabilities of KES, JJS, and SAM to a preliminary estimate of their fair values, and to reflect the impact on the statements of operations as if the Transaction had occurred during those periods.

Balance Sheet Adjustments

A.	Reflects cash of $13,800,000 paid and the issuance of 500,000 common shares for the acquisitions and cash of $12,272,440 raised and the issuance of 552,000 series a cumulative perpetual preferred shares during the July preferred stock offering.
B.	Reflects the elimination of KES, JJS and SAM’s liabilities not assumed, and assets not acquired by the Company.
C.	Reflects the elimination of KES, JJS and SAM’s members’ equity, treasury stock, and retained earnings.

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Applied UV, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Information

Note 4. Transaction Adjustments (continued)

D.	Reflects the pro forma adjustments to intangible assets to reflect the fair value of identifiable intangible assets, as follows:

KES and JJS:			Amortization Expense
			Year	Six Months
			Ended	Ended
	Estimated	Estimated	December 31,	June 30,
	Fair Value	Useful Life	2020	2021
Trade names	$914,000	10.0	$91,400	$45,700
Technology and know-how	3,656,000	10.0	365,600	182,800
Total	$4,570,000		$457,000	$228,500

SAM:			Amortization Expense
			Year	Six Months
			Ended	Ended
	Estimated	Estimated	December 31,	June 30,
	Fair Value	Useful Life	2020	2021
Trade names	$326,000	5.0	$65,200	$32,600
Customer relationships	6,784,000	14.0	484,571	242,286
Patents	1,533,000	17.0	90,176	45,088
Technology and know-how	1,217,000	10.0	121,700	60,850
Total	$9,860,000		$761,648	$380,824

AKIDA:			Amortization Expense
			Year	For the Period January 1,
			Ended	2021 through
	Estimated	Estimated	December 31,	February 8,
	Fair Value	Useful Life	2020	2021
Trade names	$1,156,000	10.0	$115,600	$12,042
Customer relationships	539,000	7.0	77,000	8,021
Technology and know-how	3,468,000	10.0	346,800	36,125
Total	$5,163,000		$539,400	$56,188
E.	Reflects the preliminary fair value adjustment related to intangible assets and goodwill acquired.
F.	Reflects the accrual of transaction and other acquisition related costs that had been incurred through the closing date but not recorded in the historical financial statements.
G.	Reflects the adjustment to account for leases of the acquired entities under Accounting Standards Codification 842, which is consistent with the accounting policies set out in the Company’s audited consolidated financial statements as of and for the year ended December 31, 2020
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Applied UV, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Information

Statement of Operations for the Year Ended December 31, 2020 Adjustment

AA Reflects amortization expensed based on preliminary fair value estimates for acquired intangible assets.

BB The Company determined that the proforma income tax expense (benefit) adjustment to be immaterial.

CC Reflects the issuance of 500,000 common shares as stock consideration for the acquisitions.

Statement of Operations for the Six Months Ended June 30, 2021 Adjustment

DD Reflects amortization expensed based on preliminary fair value estimates for acquired intangible assets and the reversal of transaction and other acquisition related costs that had been recorded in the historical financial statements in the amount of $233,000.

EE The Company determined that the proforma income tax expense (benefit) adjustment to be immaterial.

FF Reflects the issuance of 500,000 common shares as stock consideration for the acquisitions.

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